UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

       DATE OF REPORT (Date of earliest event reported): February 16, 2005

                         ______________________________

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         _______________________________

          INDIANA                      0-17071                 35-1544218
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of Principal Executive Offices, including Zip Code)


                                 (765) 747-1500
              (Registrant's Telephone Number, including Area Code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         In January 2005, the Board of Directors of First Merchants Corporation (the "Corporation") approved the curtailment of the accumulation of defined benefits for future services provided by certain participants in the First Merchants Corporation Retirement Pension Plan (the "Plan"). Employees of the Corporation and certain of its subsidiaries who are participants in the Plan were notified that, on and after March 1, 2005, no additional pension benefits will be earned by employees who have not both attained the age of fifty-five
(55) and accrued at least ten (10) years of "Vesting Service". As a result of this action, the Corporation has decided to record a $1,630,000 pension curtailment loss to record previously unrecognized prior service costs in accordance with SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Plans and for Termination Benefits." This loss will be recognized and recorded by the Corporation in the first quarter of 2005.

         As of March 1, 2005, the Corporation will also consolidate its and several of its subsidiaries' 401(k) retirement savings plans into one (1) enhanced plan. The new 401(k) retirement savings plan includes both a non-elective contribution and a matching contribution. The non-elective contribution ranges between two percent (2%) and seven percent (7%) of salary based on the relevant employee's years of service. The matching contribution equals fifty percent (50%) of the employee's first six percent (6%) of salary contributed to the plan.

         On a per share basis, the original plans cost the Corporation $.08/share and $.09/share during 2003 and 2004. Assuming 18,667,000 shares are outstanding, the cost of the original plans, without consolidation and without the curtailment loss, is estimated to have been $.11/share in 2005. Again assuming 18,667,000 shares are outstanding, the cost of the new enhanced plan and the Plan, including the curtailment loss, is now estimated to be $.12/share in 2005 and $.06/share in 2006.

         This current report on Form 8-K contains forward-looking statements that involve risk and uncertainty. It should be noted that a variety of factors could cause the Corporation's actual results and experience to differ materially from the anticipated results or other expectations expressed in the combined Corporation's forward-looking statements.

         The risks and uncertainties that may affect the projections contained in this current report include, but are not limited to, variations in the cost savings realized by combining the plans, projected participation of the employees in the plans and other similar matters. Readers of this report are cautioned not to place undue reliance on forward-looking statements, which are subject to influence by the named risk factors and unanticipated future events. Actual results, accordingly, may differ materially from management expectations.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATE:  February 16, 2005.

                                                     FIRST MERCHANTS CORPORATION


                                                     By:  /s/ Larry R. Helms
                                                            Larry R. Helms,
                                                           Senior Vice President